UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2007
HLTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement
     To the extent required by Item 1.02 of Form 8-K, the information contained or incorporated by reference in Item 8.01 of this Current Report is incorporated by reference in this Item 1.02.
Item 3.02. Unregistered Sales of Equity Securities
     To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated by reference in Item 8.01 of this Current Report is incorporated by reference in this Item 3.02.
Item 8.01. Other Events.
     On June 26, 2007, the Registrant elected to redeem all outstanding shares of its Convertible Redeemable Exchangeable Preferred Stock (the “Preferred Stock”). As of the date of this Current Report, 9,940 shares of the Preferred Stock were outstanding and all such shares were held by CalPERS/PCG Corporate Partners, LLC. The aggregate amount of the liquidation preference for those shares is $99,400,000. A summary of the redemption procedures relating to the Preferred Stock is set forth in the Notice of Redemption, a copy of which is filed as Exhibit 99.1 to this Current Report and which is incorporated by reference in this Item 8.01. The Notice of Redemption sets July 9, 2007 as the redemption date.
     At any time prior to 5:00 p.m., New York City time, on July 6, 2007, holders of Preferred Stock may convert their shares into HLTH Common Stock, in accordance with the provisions of the Certificate of Designations for the Preferred Stock. If all of the outstanding shares of Preferred Stock are converted, 10,574,468 shares of HLTH Common Stock would be issuable (determined by dividing the aggregate liquidation preference by $9.40, in accordance with the terms of the Certificate of Designations). Such shares would be issued in reliance on the exemption from registration under Section 3(a)(9) of the Securities Act of 1933. To the extent that holders of the Preferred Stock do not convert their shares into HLTH Common Stock, the shares of Preferred Stock will be redeemed for cash on July 9, 2007 at a redemption price of 105% of the liquidation preference thereof (or $10,500 per share). The source of any cash required for the redemption will be cash on hand and proceeds from sales of marketable debt securities that the Registrant currently owns.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Redemption Notice, dated June 26, 2007, for the Registrant’s Convertible Redeemable Exchangeable Preferred Stock

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: June 27, 2007	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Redemption Notice, dated June 26, 2007, for the Registrant’s Convertible Redeemable Exchangeable Preferred Stock